Decommissioning and other provisions	12 Months Ended
Dec. 31, 2023
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Decommissioning and Other Provisions	Decommissioning and other provisions

	$ million
	Decommissioning and restoration	Legal	Onerous contracts	Environmental	Redundancy	Other	Total
At January 1, 2023
Current	856	224	277	321	171	1,061	2,910
Non-current	19,429	1,177	1,207	730	153	1,149	23,845
	20,285	1,401	1,484	1,051	324	2,210	26,755
Additions	617	853	26	208	424	806	2,934
Amounts charged against provisions	(777)	(195)	(345)	(233)	(154)	(203)	(1,907)
Accretion expense	643	21	24	13	4	9	714
Disposals and liabilities classified as held for sale	(60)	(1)	—	(16)	(1)	(1)	(79)
Remeasurements and other movements	(1,499)	(24)	(83)	(74)	(113)	(321)	(2,114)
Currency translation differences	244	1	(2)	7	6	13	269
	(832)	655	(380)	(95)	166	303	(183)
At December 31, 2023
Current	1,296	508	224	318	367	1,328	4,041
Non-current	18,157	1,548	880	638	123	1,185	22,531
	19,453	2,056	1,104	956	490	2,513	26,572

At January 1, 2022
Current	871	270	653	332	410	802	3,338
Non-current	21,213	1,141	1,029	847	235	1,339	25,804
	22,084	1,411	1,682	1,179	645	2,141	29,142
Additions	618	314	620	178	226	832	2,788
Amounts charged against provisions	(672)	(272)	(661)	(211)	(372)	(333)	(2,521)
Accretion expense	483	16	13	12	1	5	530
Disposals and liabilities classified as held for sale	(1,228)	(21)	(66)	(2)	—	(7)	(1,324)
Remeasurements and other movements	(182)	(44)	(139)	(78)	(155)	(354)	(952)
Currency translation differences	(818)	(3)	35	(27)	(21)	(74)	(908)
	(1,799)	(10)	(198)	(128)	(321)	69	(2,387)
At December 31, 2022
Current	856	224	277	321	171	1,061	2,910
Non-current	19,429	1,177	1,207	730	153	1,149	23,845
	20,285	1,401	1,484	1,051	324	2,210	26,755
The amount and timing of settlement in respect of these provisions are uncertain and dependent on various factors that are not always within management's control. Reviews of estimated future decommissioning and restoration costs and the discount rate applied are carried out regularly. The discount rate applied at December 31, 2023, was 4.5% (2022: 3.25%). In 2023, there was a decrease of $2,916 million in total provisions due to the change in discount rate. Of this total, $2,777 million relates to a decrease in the decommissioning and restoration provision, partly offset by an increase resulting from changes in cost estimates of $1,340 million, reported within remeasurements and other movements. This net decrease is predominantly reflected in the carrying amount of the related asset.
An increase of 0.5% or a decrease of 0.5% in the discount rate could result in a decrease of $0.9 billion (2022: $1.2 billion) or an increase of $1 billion (2022: $1.3 billion) in decommissioning and restoration provisions, respectively. Where applicable, the carrying amount of the related asset is to be tested for impairment.
Other provisions at December 31, 2023, include amounts recognised in respect of employee benefits.
24. Decommissioning and other provisions continued
The decommissioning and restoration provision at December 31, 2023, is expected to be utilised within:

$ million
Dec 31, 2023
Between 1 to 5 years	4,766
Between 6 to 10 years	5,102
11 years and later	9,585
Total	19,453